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                                                                     EXHIBIT 4.1


                              BIOVEST [AND DESIGN]


  NUMBER                                                            SHARES
    B1

                           BIOVEST INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                          DEFINITIONS


THIS IS TO CERTIFY THAT                                        CUSIP 09069L 10 2

                                 IS THE OWNER OF


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF
                 $0.01 PER SHARE OF BIOVEST INTERNATIONAL, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.


WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:


     President    [Corporate Seal]    Chairman and Chief Executive Officer


This Corporation will furnish without charge to each stockholder who so requests a statement of the designations, relative rights, preferences, and limitations applicable to each class of shares and the variations in rights, preferences, and limitations determined for each series therof (and the authority of the Board of Directors to determine variations for future series). Such request may be addressed to the secretary of the Corporation or to the transfer agent and registrar named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT  TEN - as joint tenants with right of
            survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______________ Custodian _____________________
                        (Cust)                      (Minor)

Under Uniform Gifts to Minors Act

__________________________________________
(State)

     Additional abbreviations may also be used though not in the above list.


For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ____________________________________
|____________________________________|________________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
 ASSIGNEE)
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
_____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
______________________________________________________________________________
______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated _______________________

                     NOTICE:
             THE SIGNATURE(S) TO      X ______________________________________
             THE ASSIGNMENT MUST                     (Signature)
             CORRESPOND WITH THE
             NAME(S) AS WRITTEN
             UPON THE FACE OF THE
             CERTIFICATE IN EVERY
             PARTICULAR WITHOUT
             ALTERATION OR            X ______________________________________
             ENLARGEMENT OR ANY                      (Signature)
             CHANGE WHATSOEVER

                               _______________________________________________
                                 THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN
                                 ASSOCIATIONS AND CREDIT UNIONS WITH
                                 MEMBERSHIP IN AN APPROVED SIGNATURE
                                 GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                 S.E.C. RULE 17Ad-15.
                               _______________________________________________
                                 SIGNATURE(S) GUARANTEED BY: